IMPAIRMENT CHARGES	12 Months Ended
Apr. 01, 2012
IMPAIRMENT CHARGES
12.	IMPAIRMENT CHARGES

As discussed in Note 1, Summary of Significant Accounting Policies, we periodically assess the potential impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable. As a result of a prolonged economic downturn and its resulting impact on our expectation of future cash flows, we determined that a change in circumstances had occurred and the carrying value of certain of our property and equipment may not be recoverable. During fiscal year 2010, the results of our analysis indicated that the property and equipment were impaired at three restaurants: Benihana Tucson, RA Sushi Palm Beach Gardens and Haru Philadelphia. Accordingly, we recognized an impairment charge of $1.2 million ($0.7 million after tax) to write-down the restaurants’ property and equipment to estimated fair value. During fiscal year 2012, our analysis resulted in an additional write-down of property and equipment of $2.6 million ($2.4 million after tax) primarily at our Benihana Plymouth Meeting location, all of which is classified as impairment charges in the accompanying consolidated statement of earnings. No such impairment charges were recorded during fiscal year 2011.

Additionally, as discussed in Note 1, Summary of Significant Accounting Policies, we review goodwill and other indefinite-lived intangible assets annually for impairment, or more frequently if indicators of impairment exist. Based on the results of step one of the fiscal year 2010 impairment test, the Benihana reporting unit’s estimated fair value did not exceed its carrying value, which required us to perform the second step of the goodwill impairment test. The second step of the goodwill impairment test indicated that all of the goodwill allocated to the Benihana reporting unit was impaired primarily due to depressed economic and industry factors at the valuation date and the step two purchase price allocations where a considerable amount of the Benihana reporting unit’s fair value was allocated to the Benihana trade name. Therefore, during fiscal year 2010, we recorded a non-cash goodwill impairment charge of $11.1 million ($7.3 million after-tax) to fully impair our Benihana reporting unit. No goodwill impairment charge was recorded during fiscal years 2012 or 2011.

The following table reflects the changes in the carrying amount of goodwill by concept for fiscal years 2010, 2011 and 2012:

	Teppanyaki	RA Sushi	Haru	Total
Balance as of March 28, 2010:
Goodwill	$11,124	$11,880	$6,896	$29,900
Accumulated impairment charges	(11,124)	(11,880)	-	(23,004)
Goodwill	-	-	6,896	6,896
Balance as of March 27, 2011:
Goodwill	11,124	11,880	6,896	29,900
Accumulated impairment charges	(11,124)	(11,880)	-	(23,004)
Goodwill	-	-	6,896	6,896
Balance as of April 1, 2012:
Goodwill	11,124	11,880	6,896	29,900
Accumulated impairment charges	(11,124)	(11,880)	-	(23,004)
Goodwill	$-	$-	$6,896	$6,896

We will continue to monitor events in future periods to determine if additional impairment testing is warranted.